UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 25, 2004


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


          DELAWARE                  1-8501                 36-3217140
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)           Identification No.)


                             101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)


                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Required FD Disclosure.

         On June 28, 2004, Hartmarx Corporation issued the press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HARTMARX CORPORATION


                                                By: /s/ TARAS R. PROCZKO
                                                    --------------------------
                                                    Taras R. Proczko
                                                    Senior Vice President
Dated: June 28, 2004





EXHIBIT LIST


Exhibit Number    Description
---------------------------------

   99.1           Press Release dated June 28, 2004